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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest Event
                           Reported): February 5, 2007

                     CHL Mortgage Pass-Through Trust 2006-16
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131662-16

                                   CWMBS, Inc.
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131662

                          Countrywide Home Loans, Inc.
             (Exact name of the sponsor as specified in its charter)

             Delaware                                    95-4449516
   (State or Other Jurisdiction                       (I.R.S. Employer
of Incorporation of the depositor)          Identification No. of the depositor)

         4500 Park Granada
       Calabasas, California
       (Address of Principal                                91302
Executive Offices of the depositor)                      (Zip Code)

The depositor's telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure.

     On September 28, 2006, CWMBS, Inc. (the "Depositor") created the CHL Mortgage Pass-Through Trust 2006-16 (the "Issuing Entity") pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Countrywide Home Loans, Inc., as a seller, Park Grananda LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, as filed with the U.S. Securities and Exchange Commission on October 13, 2006 (SEC Accession No. 0000905148-06-006190).

     On September 28, 2006, the Depositor transferred the Initial Mortgage Loans to the Issuing Entity. On October 16, 2006, the Depositor transferred Supplemental Mortgage Loans for inclusion in Loan Group 2 and Loan Group 3 of the Issuing Entity. The loan level data tape attached hereto as Exhibit 99.1 describes characteristics of each Initial Mortgage Loan as of the Initial Cut-off Date and the characteristics of each Supplemental Mortgage Loan as of the Supplemental Cut-off Date.


     "Initial Cut-off Date" means, with respect to any Initial Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan and
(ii) September 1, 2006.

     "Supplemental Cut-off Date" means, with respect to any Supplemental Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan and (ii) the first day of the month in which the related Supplemental Transfer Date occurs.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.   Description
     -----------   -----------
         99.1      Characteristics of the Initial Mortgage Loans and the
                   Supplemental Mortgage Loans

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWMBS, INC.


                                        By: /s/ Darren Bigby
                                            ------------------------------------
                                        Name: Darren Bigby
                                        Title: Vice President

Dated: February 5, 2007

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                                  Exhibit Index

Exhibit No.   Description
-----------   -----------
99.1          Characteristics of the Initial Mortgage Loans and the Supplemental
              Mortgage Loans